	Household Home Equity Loan Trust 1999-1

	Distribution Number	61
	Beginning Date of Accrual Period	11/01/04
	End Date of Accrual Period	11/30/04
	Distribution Date	12/20/04
	Previous Distribution Date	11/22/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	4,654,799.40
	Available Distribution Amount	4,615,571.68
	Principal Collections	3,837,027.48
	Interest Collections (net of servicing fee)	778,544.20
	Collections of Interest (net of servicing fee and principal recoveries)	778,544.20
	Principal recovery	-
	Distribution of Interest Collections
	Servicing Fee	39,227.72
	Extra Principal Distribution Amount	-
	Interest Paid	480,061.03
	To Class R	298,483.17

	Distribution of Principal Collections
	Principal Paid to Certificates	3,274,387.10
	Overcollateralization Release Amount	562,640.38

	Pool Balance
	Begin Principal Balance	94,146,534.80
	Adjustments	-
	Principal Collections (including repurchases)	(3,837,027.48)
	Charge-offs	(205,425.73)
	End Principal Balance	90,104,081.59

	Collateral Performance
	Cash Yield (% of beginning balance)	10.42%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.62%
	Net Yield	7.81%
	Realized Losses during the collection period	205,425.73

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	5,738,488.61
	30-59 days number of loans	98
	60-89 days principal balance of loan	475,253.18
	60-89 days number of loans	12
	90+ days number of loans	85
	90+ days principal balance of loan	5,052,564.51

	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	275,883.67
	Principal balance of REO as of the end of the collection period	1,770,572.37

	Overcollateralization Reconcilliation
	Begin OC Amount	17,887,841.61
	Target OC Amount	17,119,775.50
	OC Deficiency	-
	OC Release Amount	562,640.38
	Charge-offs	205,425.73
	End OC Amount	17,119,775.50
	Monthly Excess Cash Flow	298,483.17

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	1,727
	Number of Home Equity Loans outstanding (Ending of Collection Period)	1,674

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.1458548
	Principal Distribution Amount	3,274,387.10
	Principal Collections	3,837,027.48
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	562,640.38

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	15.913294
	2. Principal Distribution per $1,000	14.306524
	3. Interest Distribution per $1,000	1.606770

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	24,068,124.23
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	144,609.31
	6. Class A-3 Interest Paid	144,609.31
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	24,068,124.23
	2. Class A-3 Principal Due	1,287,587.17
	3. Class A-3 Principal Paid	1,287,587.17
	4. Class A-3 Principal Balance, EOP	22,780,537.06

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.312129255
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.252824696

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	27.829222
	2. Principal Distribution per $1,000	23.686187
	3. Interest Distribution per $1,000	4.143034

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	29,595,400.60
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	177,819.03
	6. Class A-4 Interest Paid	177,819.03
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	29,595,400.60
	2. Class A-4 Principal Due	1,016,611.16
	3. Class A-4 Principal Paid	1,016,611.16
	4. Class A-4 Principal Balance, EOP	28,578,789.44

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.391574449
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.317175304

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	15.064060
	2. Principal Distribution per $1,000	13.076853
	3. Interest Distribution per $1,000	1.987207

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	10,826,851.51
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	70,645.21
	6. Class M-1 Interest Paid	70,645.21
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	10,826,851.51
	2. Class M-1 Principal Due	464,882.12
	3. Class M-1 Principal Paid	464,882.12
	4. Class M-1 Principal Balance, EOP	10,361,969.39

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	17.991924
	2. Principal Distribution per $1,000	15.349534
	3. Interest Distribution per $1,000	2.642390

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	11,768,316.85
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	86,987.48
	6. Class M-2 Interest Paid	86,987.48
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	11,768,316.85
	2. Class M-2 Principal Due	505,306.65
	3. Class M-2 Principal Paid	505,306.65
	4. Class M-2 Principal Balance, EOP	11,263,010.20

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HSBC FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of HSBC Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee,
	does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on December 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of December, 2004.

	HSBC FINANCE CORPORATION
	as Servicer

	By: /s/ Dennis Mickey
	Title: Servicing Officer